UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 12, 2005

                    The St. Paul Travelers Companies, Inc.
            (Exact name of registrant as specified in its charter)


           Minnesota                    001-10898            41-0518860
(State or other jurisdiction       (Commission File        (IRS Employer
     of incorporation)                  Number)        Identification Number)

                385 Washington Street
                Saint Paul, Minnesota                 55102
      (Address of principal executive offices)      (Zip Code)

                                (651) 310-7911
                        (Registrant's telephone number,
                             including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01  Other Events.

On September 12, 2005, The St. Paul Travelers Companies, Inc. (the "Company") issued a press release announcing that the Board of Directors of the Company unanimously elected President and Chief Executive Officer Jay S. Fishman to the additional post of Chairman, effective immediately. Robert I. Lipp, who had held that position since the merger of The St. Paul Companies, Inc. and Travelers Property Casualty Corp. in April 2004, will remain a member of the Company's Board of Directors. The press release is filed as Exhibit 99 to this Report and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit No.  Description

99 Press release issued by The St. Paul Travelers Companies, Inc., dated September 12, 2005.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 13, 2005               THE ST. PAUL TRAVELERS COMPANIES, INC.


                                        By:  /s/ Bruce A. Backberg
                                             ----------------------------------
                                             Name:  Bruce A. Backberg
                                             Title: Senior Vice President


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                                EXHIBIT INDEX

Exhibit No.  Description

99 Press release issued by The St. Paul Travelers Companies, Inc., dated September 12, 2005.